UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2012

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File No.)	20-2697511 (I.R.S. Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, IL (Address of principal executive office)	60015 (Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2012, the board of directors of CF Industries Holdings, Inc. ( the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”), subject to the approval by the Company’s stockholders at the 2013 Annual Meeting of Stockholders, to eliminate the Company’s classified board structure under which directors are elected for three-year terms. If the Charter Amendment is approved by stockholders, starting with the 2013 Annual Meeting of Stockholders, directors whose terms are expiring will stand for election for one-year terms. Beginning with the Company’s 2015 Annual Meeting of Stockholders, all directors would be elected on an annual basis.

In addition, on December 11, 2012 and effective on that date, the board of directors of the Company adopted Amendment No. 1 to the Company’s Amended and Restated Bylaws (the “Bylaws”) to change the voting standard for the election of directors in uncontested elections from plurality to a majority of the votes cast. In a contested election (where the number of nominees exceeds the number of directors to be elected), the directors will be elected by a plurality of the votes cast.  Any incumbent director that fails to receive a majority of votes cast in an uncontested election will be required to tender his or her resignation for consideration by the Company’s Corporate Governance and Nominating Committee and Board of Directors in accordance with procedures set forth in the Company’s Corporate Governance Guidelines, a copy of which is available on the investor relations section of the Company’s website at www.cfindustries.com.  Information made available on the Company’s website does not constitute part of this Current Report on Form 8-K.

The foregoing summary of changes to the Bylaws is qualified in its entirety by the full text of the Amendment No. 1 to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendment No. 1 to the Amended and Restated Bylaws of CF Industries Holdings, Inc. adopted December 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 11, 2012	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of CF Industries Holdings, Inc. adopted December 11, 2012.